UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 22, 2007

GALAXY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	1-32682 (Commission File Number)	98-0347827 (IRS Employer Identification No.)

1331 – 17th Street, Suite 1050, Denver, Colorado 80202
 (Address of principal executive offices)                  (Zip Code)

Registrant’s telephone number, including area code (303) 293-2300

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 is being filed to update the disclosure contained in the report on Form 8-K filed May 25, 2007.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 22, 2007, Galaxy Energy Corporation received a notice of failure to satisfy Section 1003(a)(iii) of the American Stock Exchange (“AMEX”) Company Guide for continued listing on AMEX.  Such notice is a result of Galaxy having shareholders’ equity of less than $6,000,000 and losses from continuing operations and/or net losses in its five most recent fiscal years, as reported in its quarterly report on Form 10-Q for the quarter ended February 28, 2007.  Galaxy expects to submit a plan to AMEX by June 22, 2007, in which it will advise AMEX of action it has taken, or will take, that would bring it into compliance with all continued listing standards of the Company Guide by November 24, 2008.

On June 22, 2007, Galaxy submitted a plan to AMEX, to advise the exchange of action the company has taken, or will take, to bring Galaxy into compliance with all of AMEX’s continued listing standards. These actions include the proposed sale of Galaxy’s oil and gas assets in the Powder River Basin to PetroHunter Energy Corporation, a related party.

On August 6, 2007, AMEX notified Galaxy that the company had made a reasonable demonstration of its ability to regain compliance with the exchange’s continued listing standards. AMEX has accepted Galaxy’s plan based on the expectation that Galaxy will complete its Purchase and Sale Agreement with PetroHunter Energy Corporation, a related party, and has continued Galaxy’s listing pursuant to an extension until September 30, 2007, by which time Galaxy must regain compliance with the continued listing standards. Galaxy will be subject to periodic review by AMEX staff during the extension period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in Galaxy being delisted from AMEX.

Item 9.01          Financial Statements and Exhibits

Regulation S-K Number	Document

99.1	Press release issued May 25, 2007 as to AMEX notice*

99.2	Press release issued August 13, 2007 as to AMEX action
*Filed previously
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY ENERGY CORPORATION

August 13, 2007	By:	/s/ Christopher S. Hardesty
Christopher S. Hardesty
Chief Financial Officer

EXHIBIT INDEX

Regulation S-K Number	Document

99.1	Press release issued May 25, 2007 as to AMEX notice*

99.2	Press release issued August 13, 2007 as to AMEX action
*Filed previously